THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W- 1                                  WARRANT TO PURCHASE
ISSUED:  _______, 2000                    COMMON STOCK


                                   LINEO, INC.

                                     WARRANT

         THIS IS TO CERTIFY that, for good and valuable consideration and subject to these terms and conditions, Metrowerks Holdings, Inc., a Delaware corporation, or such person to whom this Warrant is transferred (the "Holder"), is entitled to exercise this Warrant to purchase 2,000,000 fully paid and nonassessable shares of Lineo, Inc., a Delaware corporation (the "Company"), Common Stock (the "Warrant Shares") at a price per share of $6.00 (the "Per Share Exercise Price") (such number of shares, type of security and the Per Share Exercise Price being subject to adjustment as provided below).

         1.       METHOD OF EXERCISE

         1.1      CASH EXERCISE RIGHT

         This Warrant may be exercised by the Holder, at any time after the date issued, but not later than September __, 2002 (the "Exercise Period"), in whole or in part, by delivering to the Company at Lineo, Inc., 390 South 400 West, Lindon, UT 84042 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant certificate, (b) a certified or cashier's check payable to the Company in the amount of the Per Share Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price"), and (c) the Notice of Cash Exercise attached as Exhibit A duly completed and executed by the Holder.

         1.2      NET ISSUANCE RIGHT

         Notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into Warrant Shares by surrendering this Warrant at the office of the Company at the address set forth in Section 1.1 and delivering to the Company the Notice of Net Issuance Exercise attached as Exhibit B duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of Warrant Shares of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X = (A - B) x C  where:
    -----------
         A

                  X   =    the number of Warrant Shares issuable upon net
                           issuance exercise pursuant to the provisions of this
                           Section 1.2.

                  A   =    the Fair Market Value (as defined below) of one
                           Warrant Share on the date of net issuance exercise.

                  B   =    the Per Share Exercise Price for one Warrant Share
                           under this Warrant.

                  C   =    the number of Warrant Shares as to which this
                           Warrant is exercisable pursuant to the provisions of
                           Section 1.1.

         If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon net issuance exercise pursuant to this
Section 1.2.

         "Fair Market Value" shall mean:

         (a) if a sale of securities or net issuance exercise is in connection with a transaction specified in Section 4.4(b), the value of the consideration (determined, in the case of noncash consideration, in accordance with Section 2(d) of that certain Certificate of Designation of the Company filed with the Delaware Secretary of State on May 3, 2000) to be received pursuant to such transaction by the holder of one Warrant Share;

         (b) if a sale of securities or net issuance exercise is in connection with the initial public offering or private placement of the Company's shares (the "Shares"), the price (before deducting commission, discounts or expenses) at which such securities are sold in such offering or private placement, proportionately adjusted as a result of any adjustments arising from the conversion of the Warrant Shares into Shares in contemplation of such public offering;

         (c) if a sale of securities or net issuance exercise is after the occurrence of the initial public offering of the Company's securities:

                  (i) if the Company's securities are traded on an exchange or are quoted on the Nasdaq National Market, the average of the closing or last sale price reported for the ten business days immediately preceding the date of net issuance exercise;

                  (ii) if the Company's securities are not traded on an exchange or on the Nasdaq National Market, but are traded in the over-the-counter market, the average of the closing bid and asked prices reported for the ten market days immediately preceding the date of net issuance exercise; and

         (d) In all other cases, the "Fair Market Value" of the securities shall be the fair market value thereof as determined in accordance with the Appraisal Procedure (as defined in Section 10.7), using any appropriate valuation method, assuming an arms-length sale to an independent party.

2.       DELIVERY OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

         2.1 Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise, and (b) a new Warrant in substantially the same form to purchase up to that number of Warrant Shares, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined pursuant to Section 2.1 hereof) on the date of exercise.

3.       COVENANTS AS TO WARRANT SHARES

         The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend the Certificate of Incorporation to provide sufficient reserves of Warrant Shares.

4.       ADJUSTMENTS FOR CERTAIN DILUTIVE ISSUANCES

         The number of shares of Common Stock for which this Warrant is exercisable and the exercise price shall be subject to adjustment from time to time as set forth in this Section 4.

         4.1      UPON ISSUANCE OF COMMON STOCK

         If the Company shall, at any time or from time to time after the date hereof (the "Original Issue Date"), issue (a) any shares of Common Stock other than options to purchase or rights to subscribe for Common Stock (other than an issuance of Common Stock as a dividend, subdivision or split in respect of which the adjustment provided for in Section 4.3 applies), (b) securities by their terms convertible into or exchangeable for Common Stock, or (c) options to purchase or rights to subscribe for such convertible or exchangeable securities, without consideration or for consideration per share less than the applicable Per Share Exercise Price in effect immediately prior to the issuance of such Common Stock or securities, then such applicable Per Share Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                  (i) the applicable Per Share Exercise Price in effect immediately prior to the issuance of such Common Stock or securities by

                  (ii) a fraction of which (x) the denominator shall be the number of shares of Common Stock outstanding on a fully-diluted basis (after giving effect to the conversion or exercise, as the case may be, of all convertible securities, warrants, options, or other rights to purchase or acquire capital stock of the Company) immediately after such issuance and (y) the numerator shall be the sum of (i) the number of shares of Common Stock outstanding on a fully-diluted basis (after giving effect to the conversion or exercise, as the case may be, of all convertible securities, warrants, options, or other rights to purchase or acquire capital stock of the Company) immediately prior to the date of such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the applicable Per Share Exercise Price.

         4.2      PROVISIONS APPLICABLE TO ADJUSTMENTS

                  For the purposes of any adjustment of the applicable Per Share Exercise Price pursuant to Section 4.1, in the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                    (A) the aggregate maximum number of shares
of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the Fair Market Value of the consideration, if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                    (B) the aggregate maximum number of shares
of Common Stock deliverable upon conversion of or in exchange of any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the Fair Market Value of the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the Fair Market Value of the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights; and

                                    (C) on any change in the number of shares or
exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Per Share Exercise Price shall forthwith be readjusted to such Per Share Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change.

                                    (D) No further adjustment of the applicable
Per Share Exercise Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

         4.3      ADJUSTMENTS FOR STOCK SPLITS, DIVIDENDS

         If the Company shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then the Per Share Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall reduce the number of outstanding shares of its Common Stock by combining such shares into a smaller number of shares, then the Per Share Exercise Price in effect before such combination shall be proportionately increased and the number of Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of Warrant Shares issuable shall be to the nearest whole share.

         4.4      EFFECT OF REORGANIZATION

                  (a)      REORGANIZATION--NO CHANGE IN CONTROL

         Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "Reorganization") during the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their Warrant Shares and the holders of the Company's voting equity securities immediately prior to such Reorganization together own a majority interest of the voting equity securities of the successor corporation following such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors and reasonably acceptable to the Holder) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Per Share Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.

                  (b)      REORGANIZATION--CHANGE IN CONTROL; TERMINATION OF
                           WARRANT

         Upon Reorganization during the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their Warrant Shares and the holders of the Company's voting equity securities immediately prior to such Reorganization together own less than a majority interest of the voting equity securities of the successor corporation following such Reorganization, the Holder shall be given notice of such proposed action as provided in Section 7. The Holder may attend the meeting of the Company's stockholders at which such action is considered and voted upon. If the proposed action is approved according to applicable law by the stockholders of all corporations or other entities that are parties to the proposed action, the Holder shall be so notified in writing by the Company by registered or certified mail at least 10 days before its effectiveness. Notwithstanding the period of exercisability stated in Section 1.1 of this Warrant, this Warrant shall become forever null and void to the extent not exercised on or before 5:00 p.m., Pacific time, on the seventh day following the delivery of such notice; provided that if the Reorganization does not close, this Warrant shall not terminate and the Exercise Period shall continue as stated in Section 1.1 of this Warrant.

         4.6      CERTIFICATE AS TO ADJUSTMENTS

         In the case of any adjustment in the Per Share Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

         4.7      DEFERRAL IN CERTAIN CIRCUMSTANCES

         In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares.

         4.8      APPRAISAL PROCEDURE

         In any case in which the provisions of this Section 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the applicable Per Share Exercise Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the Holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (2) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to
Section 2.2 above; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares or cash.

         4.9      ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE

         Upon any adjustment of the applicable Per Share Exercise Price as provided in Section 4.1 and 4.3, the Holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the applicable Per Share Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the applicable Per Share Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the applicable Per Share Exercise Price resulting from such adjustment.

         4.10     LOCK-UP AGREEMENT

         Holder agrees not to sell or otherwise transfer or dispose of any securities of the Company issued pursuant to this Warrant for up to a maximum of 360 days following the effective date (the "Effective Date") of the Company's first firmly underwritten public offering of its securities (the "Initial Public Offering"), as provided in this Section 4.10. If the Effective Date occurs on or before October 1, 2000, then the Holder agrees not to sell or otherwise transfer or dispose of any securities of the Company issued pursuant to this Warrant for a period of (i) 180 days from the date of exercise of the Warrant if such exercise occurs within the first 180 days after the Effective Date, or (ii) up to a maximum of 360 days from the Effective Date if such exercise occurs on or after the 181st day after the Effective Date, but before the 360th day after the Effective Date. If the Effective Date occurs at any time after October 1, 2000, then the Holder acknowledges that the securities of the Company issued pursuant to this Warrant are subject only to lock-up pursuant to that certain Investor Rights Agreement dated as of February 17, 2000, by and among the Company and the parties thereto, as amended by Amendment No. 3, of even date herewith (the "Rights Agreement"). Notwithstanding anything to the contrary herein, if (A) the Holder exercises the Warrant at any time prior to the Effective Date, or (B) the Holder exercises the Warrant at any time on or after the 361st day after the Effective Date, the Holder will not be subject to any restrictions on transfer or disposition of any securities issued pursuant to this Warrant, other than restrictions imposed by federal and state securities laws, and the Rights Agreement.

5.       SECURITIES LAWS RESTRICTIONS; LEGEND ON WARRANT SHARES

         5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration.

         5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Shares, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6.       EXCHANGE OF WARRANT; LOST OR DAMAGED WARRANT CERTIFICATE

         This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.       NOTICES OF RECORD DATE

         In the event of

         (a) any taking by the Company of a record of the holders of Warrant Shares for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

         (b) any reorganization of the Company, any reclassification or recapitalization of the capital structure of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         (d) any proposed issue or grant by the Company to the holders of Warrant Shares of any shares of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any units of any class or any other securities;

         (e) the initial public offering of the Company's shares; or

         (f) any other event as to which the Company is required to give notice to any holders of Warrant Shares,

then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Shares or securities into which the Warrant Shares are convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 20 business days prior to the date specified in the notice.

8.       INVESTMENT INTENT

         By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

9.       REGISTRATION RIGHTS

         The Warrant Shares shall be deemed Registrable Securities under the Rights Agreement and Holder shall be entitled to receive the same rights to have the Warrant Shares registered under the Securities Act of 1933, as amended, as investors are entitled to under the Rights Agreement.

10.      MISCELLANEOUS

         10.1     HOLDER AS OWNER

         The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

         10.2     NO STOCKHOLDER RIGHTS

         This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until this Warrant is exercised.

         10.3     NOTICES

         Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth below, or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

         If to the Holder:

                              Metrowerks Holdings, Inc.
                              9801 Metric Boulevard
                              Austin, TX 78758
                              Attention: President

         with a copy to:

                              Motorola, Inc.
                              Law Department
                              1303 E. Algonquin Road
                              Schaumberg, IL 60196
                              Attention:  General Counsel

         If to the Company:

                              Lineo, Inc.
                              390 South 400 West
                              Lindon, Utah   84042
                              Attn:  President
                              Fax:  (801) 426-6166

         10.4     AMENDMENTS AND WAIVERS

         Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of Warrants to purchase a majority of the Warrant Shares. Any amendment or waiver effected in accordance with this Section 10.4 shall be binding on each future Holder and the Company.

         10.5     GOVERNING LAW; JURISDICTION; VENUE

         This Warrant shall be governed by and construed under the laws of the state of Delaware without regard to principles of conflict of laws.

         10.6     SUCCESSORS AND ASSIGNS; TRANSFER

         The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties. This Warrant may not be transferred or assigned without the consent of the Company.

         10.7     APPRAISAL PROCEDURE

         "Appraisal Procedure," if applicable, means the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "valuation amount"). The valuation amount shall be determined in good faith jointly by the Company's Board of Directors (the "Board") and the Holder; provided, however, that if such parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days) the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board and the Holder. If the Board and the Holder are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in San Francisco, California, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board and the Holder, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board and no more than three may be named by the Holder. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board and the Holder shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Company and the Holder and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and affiliates.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                   Lineo, Inc.


                                   By____________________________

                             NOTICE OF CASH EXERCISE



To:  Lineo, Inc.

         The undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock of Lineo, Inc. (the "Company"), issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

         Payment enclosed in the amount of $___________.

         Dated:  ________________

         Name of Holder of Warrant: ____________________________________________
                                                  (Please print)

         Address:  _____________________________________________________________



         Signature:  ___________________________________________________________

                         NOTICE OF NET ISSUANCE EXERCISE

To:      Lineo, Inc.

         The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of Common Stock of Lineo, Inc. (the "Company") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.


         Dated:  ________________

         Name of Holder of Warrant: ____________________________________________
                                                  (Please print)

         Address:  _____________________________________________________________



         Signature:  ___________________________________________________________



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

                                   ASSIGNMENT

         For value received the undersigned sells, assigns and transfers to the transferee named below the attached Warrant, together with all right, title and interest, and does irrevocably constitute and appoint the transfer agent of Lineo, Inc. (the "Company") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

         Dated:  __________________________

         Name of Holder of Warrant: ____________________________________________
                                               (Please print)

         Address:  _____________________________________________________________



         Signature:  ___________________________________________________________



         Name of transferee: ___________________________________________________
                                      (Please print)

         Address of transferee: ________________________________________________


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